Exhibit 10.19

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00242 Contractor Change Number SC0136

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: July 4, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: FUEL GAS SCRUBBERS AND CORIOLIS METERS – ENGINEERING AND PROCUREMENT

BACKGROUND
[***]

CHANGE:

[***]

This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.

This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.
Notwithstanding the requirements of section 6.2A and section 6.4 and subject to the requirements of section 6.10, Contractor shall be entitled to a separate Change Order for adjustment to the Contract Price should there be any design changes during the Baker Hughes’ detail design that increase Contract Price.

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$649,962,564
3)	The Contract Price prior to this Change Order was	$9,308,242,564
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$9,330,300
7)	The new Contract Price including this Change Order will be	$9,317,572,864
Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for *N/A will be (increased)(decreased) by *N/A Days.
The Key Date for *N/A as of the date of this Change Order therefore is *N/A Days after NTP.

The Guaranteed Date of *N/A will be (increased)(decreased) by *N/A Days.
The Guaranteed Date of *N/A as of the effective date of this Change Order therefore is *N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. *N/A

*No impact to the Key Dates for engineering and procurement only scope of the new Scrubber and new Coriolis flow meters is included with this Change Order. However, the impact to Key Dates, if any, regardless of whether arising from the engineering, procurement or implementation scope will be assessed in a separate Change Order, or Change Orders, as required should Owner decide to proceed with installation of the new Scrubber and new Coriolis flow meters into the Facility.

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00242_SC0136 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00242_SC0136 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/ Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

July 4, 2025	July 4, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00229 Contractor Change Number SC0132
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: July 29, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: FEED GAS ANALYZER
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND
Current inlet feed gas composition is only measured by Pipeline companies with low accuracy about heavies tail that could be present in the inlet feed gas (typically C6+ and still to be confirmed). Better knowledge of C6+ cut would help to identify operational issues particularly in Unit 17 where Heavies are subject to freeze out and impact LNG production. No means exists in the current design to analyze feed gas composition at the inlet of each train.

CHANGE:
1.Feed Gas Analyzer – In each of Train 1 and Train 2, Contractor to perform all Work necessary to provide a gas chromatograph (GC) upstream of H2S Scavenger / HG Adsorber (C-1104A/B). The GC shall be capable of measuring the components as indicated in Attachment 1 (Chromatograph Application Specification, June 25, 2025) to this Change Order.

This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

The Work included under this Change Order will result in reduction to certain margins within the existing Train design. This includes, but is not limited to, a reduction in instrument air system margins due to addition of instrument air users. This Change Order excludes changes to restore margins eroded by this change. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that the cumulative impacts of Change Orders result in a material reduction of those margins, then Owner and Contractor shall mutually determine to execute either a technical deviation for such reduction in margin or a separate Change Order to restore such margins.

Notwithstanding the requirements of section 6.2A, 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments to support this Change Order:
Attachment 1 – Chromatograph Application Specification, June 25, 2025

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$659,292,864
3)	The Contract Price prior to this Change Order was	$9,317,572,864
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$2,756,500
7)	The new Contract Price including this Change Order will be	$9,320,329,364
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00229_SC0132 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00229_SC0132 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $73,422,511 to
$73,430,810 an increase of $8,299.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

July 29, 2025	July 29, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00209 Contractor Change Number SC0119
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: July 30, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: SUPPLEMENTAL GAS AND ANALYZERS FOR FLARE GAS STREAMS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

[***]

Wet and Dry Multipoint Ground Flares
[***]

Totally Enclosed Ground Flare
The TEGF is required to operate with flare gas at a minimum of 300 btu/scf NHV at all times as required by TEGF flare burner design and 40 CFR §60.18. During inert ship gas-up operations, inert gas from the ship is routed to the TEGF and enriched with fuel gas to increase the NHV. The TEGF flare gas stream will require net heating value monitoring to demonstrate compliance with 40 CFR §60.18.

CHANGE:

1.Wet/Dry Multipoint Ground Flares – Contractor shall perform all Work necessary to:
a.install calorimeters on both Wet Gas Flare and Dry Gas Flare gas streams that provide NHV measurement in compliance with 40 CFR §63.670 and §63.671, “MACT CC”.
b.install Equipment to automatically supplement the flare gas stream with natural gas to increase the NHV.

1.Totally Enclosed Ground Flare - Contractor shall perform all Work necessary to:
a.install a calorimeter to continuously measure NHV of the flare stream to demonstrate compliance with 40 CFR §60.18, minimum net heating value.
b.install Equipment to automatically supplement the flare gas stream with natural gas to increase the NHV.

1.Utility Design Basis – Unit 62 – Flare Gas Vent System (RG-BL-062-PRO-DES-00001/26251-100-3DR- V04-62001) shall be modified as follows:

a.Section 3.5.1 (Gassing Up) shall be modified as provided in the red-line mark-up below
[***]
a.Section 4.1.4 (Enrichment Gas to Flare) shall be added as provided below
[***]

This Change Order does not account for any cost and/or schedule impact as a result of HAZOP review. If, as a result of the HAZOP review, changes (including addition, deletion) are made to the Equipment or the design that impact the Contract Price and/or Key Dates, Contractor shall be entitled to a separate Change Order for those items affected by such change.

The Work included under this Change Order will result in reduction to certain margins within the existing Train design. This includes, but is not limited to, a reduction in instrument air system margins due to addition of instrument air users. This Change Order excludes changes to restore margins eroded by this change. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that the cumulative impacts of Change Orders result in a material reduction of those margins, then Owner and Contractor shall mutually determine to execute either a technical deviation for such reduction in margin or a separate Change Order to restore such margins.

Contractor’s Warranties provided in the Agreement apply to the Work necessary to install and incorporate the calorimeters and enrichment provisions into the Facility and Train 3 Liquefaction Facility. Contractor specifically excludes any Warranties or guarantees that implementation of these calorimeters and enrichment provisions into the Facility and Train 3 Liquefaction Facility will have the outcome that Owner intends with respect to maintaining the wet and dry flare gas streams at or above 800 BTU/SCF. Start-up and commissioning scope shall be limited to Contractor’s standard component level check-outs. System response tuning and any demonstration testing is excluded.

Notwithstanding the requirements of section 6.2A, 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments to support this Change Order: Attachment 1: Process/Utility Flow Diagrams – Redline Mark-up

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$662,049,364
3)	The Contract Price prior to this Change Order was	$9,320,329,364
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$9,609,500
7)	The new Contract Price including this Change Order will be	$9,329,938,864
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00209_SC0119 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00209_SC0119 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $73,430,810 to $73,529,115 an increase of $98,305.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the exceptions herein. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

July 30, 2025	July 30, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00251 Contractor Change Number SC0139

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: July 30, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: GAS TURBINE DRIVERS – CONTROL SYSTEM MODIFICATIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND:

[***]

CHANGE:

[***]

Any work to restore any reduction in margins due to above changes shall be addressed in a separate Change Order.

This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

Notwithstanding the requirements of section 6.2A, 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments to support this Change Order:

Attachment 1 – Consumables List

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$671,658,864
3)	The Contract Price prior to this Change Order was	$9,329,938,864
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,637,200
7)	The new Contract Price including this Change Order will be	$9,331,576,064
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for *N/A will be (increased)(decreased) by *N/A Days.
The Key Date for *N/A as of the date of this Change Order therefore is *N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of *N/A will be (increased)(decreased) by *N/A Days.
The Guaranteed Date of *N/A as of the effective date of this Change Order therefore is *N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. *N/A

*No impact to the Key Dates for engineering and procurement only scope of the above changes is included with this Change Order. However, the impact to Key Dates, if any, regardless of whether arising from the engineering, procurement or implementation scope will be assessed in a separate Change Order, or Change Orders, as required should Owner decide to proceed with incorporation of the above changes into the Facility.

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00251_SC0139 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00251_SC0139 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ___ Contractor ___ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

July 30, 2025	July 30, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00247 Contractor Change Number SC0141
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: August 15, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q2-2025
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q2-2025 are:

•WIRE AND CABLE (COPPER)
•CONSTRUCTION FUEL

CHANGE

1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments supporting this Change Order:
Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
Attachment 2 – Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$673,296,064
3)	The Contract Price prior to this Change Order was	$9,331,576,064
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$416,808
7)	The new Contract Price including this Change Order will be	$9,331,992,872
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.

The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00247_SC0141 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00247_SC0141 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below__________~~
 ~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

August 15, 2025	August 15, 2025
Date of Signing	Date of Signing
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00240 Contractor Change Number SC0125
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 5, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: SITE AREAS MODIFIED FOR MATERIAL LAYDOWN-STORAGE
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

[***]

CHANGE

Soil Improvements – For the areas listed in Table 1 (Areas Modified for Laydown-Storage), Contractor to perform all Work necessary to improve the soils in such a manner that Equipment and materials which require in-transit storage at the Site can be correctly stored until it can be incorporated into the Facility.
Table 1 – Areas Modified for Laydown-Storage

[***]

Attachments supporting this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$673,712,872
3)	The Contract Price prior to this Change Order was	$9,331,992,872
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$17,468,500
7)	The new Contract Price including this Change Order will be	$9,349,461,372
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00240_SC0125 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00240_SC0125 will be incorporated in Change Order EC00244_SC0138 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 15, 2025	September 15, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00244 Contractor Change Number SC0138
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 19, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR Q3 2025 CHANGE ORDERS
BACKGROUND

Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00244_SC0138.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

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CHANGE

The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$691,181,372
3)	The Contract Price prior to this Change Order was	$9,349,461,372
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,349,461,372
Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 19, 2025	September 19, 2025
Date of Signing	Date of Signing